Filed pursuant to Rule 497
File No. 333-203683

CĪON INVESTMENT CORPORATION

Supplement No. 23 dated April 4, 2017

To

Prospectus dated July 27, 2016

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of CĪON Investment Corporation dated July 27, 2016, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 33 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR CONTINUOUS PUBLIC OFFERINGS

Our initial continuous public offering ended on December 31, 2015 and our follow-on continuous public offering commenced on January 25, 2016.  Since commencing our initial continuous public offering on July 2, 2012 and through April 3, 2017, we received and accepted subscriptions in our offerings for approximately 101,000,400 shares of our common stock at an average price per share of $10.28, for corresponding gross proceeds of approximately $1,038,113,600, including shares purchased by our affiliates and shares repurchased pursuant to our share repurchase program but excluding shares issued pursuant to and proceeds from our distribution reinvestment plan, as amended and restated.

This supplement amends the indicated section of the Prospectus as follows:

PROSPECTUS SUMMARY

The section of the Prospectus entitled "Prospectus Summary — Recent Developments" is hereby amended by adding the following as a new subsection thereof on page 22:

Citibank Credit Facility

On March 29, 2017, Flatiron Funding II, LLC, our newly-formed, wholly-owned, special purpose financing subsidiary, or Flatiron Funding II, entered into a senior secured credit facility, or the Citibank Credit Facility, with us, CIM, as collateral manager, Citibank, as lender and administrative agent, and U.S. Bank National Association, as custodian, collateral agent and collateral administrator. The Citibank Credit Facility provides for a revolving credit facility in an aggregate principal amount of $325,000,000, subject to compliance with a borrowing base. On March 29, 2017, Flatiron Funding II drew down $231,698,109 of borrowings under the Citibank Credit Facility.

Advances under the Citibank Credit Facility bear interest at a floating rate equal to (1) the higher of (a) the Citibank prime rate, (b) the federal funds rate plus 1.5% or (c) the three-month LIBOR plus 1.0%, plus (2) a spread of (a) 2% per year during the period from and including March 29, 2017 and the earlier of March 29, 2019 and the date the Citibank Credit Facility matures, or the Reinvestment Period, or (b) 3% per year during the period from the end of the Reinvestment Period until all obligations under the Citibank Credit Facility have been paid in full. Interest is payable quarterly in arrears. All advances under the Citibank Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, by no later than March 30, 2020. Flatiron Funding II may prepay advances pursuant to the terms and conditions of the credit and security agreement, subject to a 0.75% or 0.50% premium if the amount of the Citibank Credit Facility is reduced or terminated on or prior to March 29, 2018 or March 29, 2019, respectively. In addition, Flatiron Funding II will be subject to a non-usage fee of 0.75% per year (subject to an increase to 2% in certain circumstances) on the amount, if any, of the aggregate principal amount available under the Citibank Credit Facility that has not been borrowed. The non-usage fees, if any, are payable quarterly in arrears. Flatiron Funding II incurred certain customary costs and expenses in connection with obtaining the Citibank Credit Facility.

We contributed and/or participated loans and other corporate debt securities, or the Assets, indirectly to Flatiron Funding II on the closing date pursuant to master participation and assignment agreements between Flatiron Funding II and each of 15th Street Loan Funding LLC, or 15th Street Loan Funding, and 15th Street Loan Funding 2 LLC, or 15th Street Loan Funding 2, each a special purpose subsidiary of Citibank, in exchange for a 100% membership interest in Flatiron Funding II. 15th Street Loan Funding and 15th Street Loan Funding 2 hold loans and other corporate debt securities in connection with the total return swap between Citibank and Flatiron. We may sell, contribute and/or participate Assets to Flatiron Funding II from time to time after the closing date. Flatiron Funding II's obligations to Citibank under the Citibank Credit Facility are secured by a first priority security interest in all of the assets of Flatiron Funding II, including its portfolio of Assets. The obligations of Flatiron Funding II under the Citibank Credit Facility are non-recourse to us, and our exposure under the Citibank Credit Facility is limited to the value of our investment in Flatiron Funding II. Flatiron Funding II has appointed CIM to manage its portfolio of Assets pursuant to the terms of the credit and security agreement.

In connection with the Citibank Credit Facility, Flatiron Funding II has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The credit and security agreement contains customary events of default for similar financing transactions, including, without limitation: (a) the failure to make any payment when due and payable and such failure is not cured within two business days; (b) the insolvency or bankruptcy of Flatiron Funding II, us or CIM; (c) a change of control of Flatiron Funding II or CIM; (d) CIM ceasing to be the collateral manager under the credit and security agreement; (e) CIM ceasing to be our investment adviser or Apollo Investment Management, L.P. ceasing to be our investment sub-adviser; (f) the failure of Flatiron Funding II to satisfy a borrowing base test or equity coverage test and such failure is not cured within two business days; and (g) our failure to satisfy an unencumbered liquidity test or maintain a minimum tangible net worth. Upon the occurrence and during the continuation of an event of default, Citibank may declare the outstanding advances and all other obligations under the Citibank Credit Facility immediately due and payable.